UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9,  2002

Novitron International, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-12716 (Commission File Number)	04-2573920 (I.R.S. Employer Identification No.)

One Gateway Center, Suite 411
Newton, Massachusetts                         02458
(Address of Principal Executive Offices)(Zip Code)

(617) 527-9933
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1
Exhibit 99.1

ITEM 5.          OTHER EVENTS.

On December 9, 2002 the Company and Elan Corporation, plc entered into an agreement to acquire substantially all of the assets of Rhode Island based Elan Diagnostics, Inc., a leading supplier of instrumentation, reagents and support resources predominately to the Physician’s Office Laboratory market in the United States. Elan Diagnostics, Inc., is a wholly owned subsidiary of Elan Corporation plc (NYSE:ELN), a biopharmaceutical company headquartered in Ireland.  A press release issued by the Company on December 9, 2002 announcing the execution of an agreement under which the Company will acquire the assets of Elan Diagnostics is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)(b) No financial statements or pro-forma financial information filed herein.

(c) Exhibits. The following Exhibits are filed as part of this Report:

2.1	Asset Purcahse Agreement, dated as of December 9, 2002, by and among Novitron International, Inc. and Elan Pharmaceticals, Inc. and Elan Diagnostics, Inc. (the "Agreement").
99.1	Press Release, dated December 9, 2002, issued by Novitron International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Novitron International, Inc.

Date: December 9, 2002	/s/ Israel M. Stein MD

Israel M. Stein MD Chairman of the Board Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purcahse Agreement, dated as of December 9, 2002, by and among Novitron International, Inc. and Elan Pharmaceticals, Inc. and Elan Diagnostics, Inc. (the "Agreement").

99.1	Press Release, dated December 9, 2002.